UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2018

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	000-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01     Other Events
On February 16, 2018, American Savings Bank, fsb ("American Savings Bank"), the subsidiary bank of ASB Financial Corp. ("ASB"), and Peoples Bank, the subsidiary bank of Peoples Bancorp Inc. ("Peoples"), mailed to customers of American Savings Bank an informational letter regarding the transition from American Savings Bank to Peoples Bank, pending the consummation of the merger of American Savings Bank into Peoples Bank. A copy of the letter, as mailed, is attached hereto as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits
a) - c)
Not applicable.

d) Exhibits
See Index to Exhibits below.

Important Information About the Merger
In connection with the pending merger of ASB into Peoples (the "Merger"), Peoples has filed a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) on January 19, 2018, registration file number 333-222054, to register the shares of Peoples' common stock to be issued to the shareholders of ASB in connection with the Merger. The registration statement includes a proxy statement/prospectus that was sent to the shareholders of ASB on or about January 29, 2018, in advance of the special meeting of the shareholders of ASB that will be held on March 9, 2018 to consider the proposed Merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, ASB INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PEOPLES, ASB AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of these documents (when available) through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, without charge, by directing a request to Peoples Bancorp Inc., 138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750, Attn.: Investor Relations.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication is not a substitute for the proxy statement/prospectus that Peoples filed with the SEC on January 19, 2018, registration file number 333-222054, and that ASB mailed to its shareholders on or about January 29, 2018.
Proxy Solicitation
Peoples and ASB and their directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the shareholders of ASB in connection with the pending merger. Shareholders may obtain additional information regarding the interests of such participants and other persons who may be deemed participants by reading the proxy statement/prospectus that Peoples filed with the SEC on January 19, 2018, registration file number 333-222054, and that ASB mailed to its shareholders on or about January 29, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	February 16, 2018	By:/s/	CHARLES W. SULERZYSKI
Charles W. Sulerzyski
President,
Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit Number	Description
99	American Savings Bank, fsb and Peoples Bank Customer Transition Letter